Exhibit 10.14

GUIDANCE SOFTWARE, INC.

FIRST AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

All capitalized terms used in this Stock Option Agreement without definition shall have the meanings ascribed to such terms in the Guidance Software, Inc. First Amended and Restated 2004 Equity Incentive Plan (the “Plan”).

I. NOTICE OF STOCK OPTION GRANT

[Optionee Name]

[Optionee Address]

You (“Optionee”) have been granted an option (the “Option”) to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement. The terms of your grant are set forth below:

Date of Grant:	[ ]

Vesting Commencement Date:	[ ]

Exercise Price per Share:	[ ]

Total Number of Shares Granted:	[ ]

Total Exercise Price:	[ ]

Type of Option:	Incentive Stock Option

Non-Qualified Stock Option

Term/Expiration Date:	[ ]

Vesting Schedule:

The Option shall vest according to the following schedule:

Subject to Optionee’s continued status as a Service Provider through each such date, the Option shall vest and become exercisable (i) with respect to twenty-five percent (25%) of the Shares subject thereto on the first anniversary of the first day of the calendar quarter in which the Date of Grant occurs (the “Initial Vesting Date”), and (ii) with respect to an additional twenty-five percent (25%) of the Shares subject thereto on each of the first three anniversaries of the Initial Vesting Date.

Termination Period:

Except in the event of a termination of Optionee’s service by the Company for Cause, the Option may be exercised, to the extent vested, for thirty (30) days after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein (or, if not provided herein, then as provided in the Plan), but in no event later than the Term/Expiration Date as provided above.

II. AGREEMENT

1. Grant of Option. The Company hereby grants to the Optionee an Option to purchase the Common Stock (the “Shares”) set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Option Agreement, the Option is subject to the terms, definitions and provisions of the Guidance Software, Inc. First Amended and Restated 2004 Equity Incentive Plan adopted by the Company, which is incorporated herein by reference.

If designated in the Notice of Grant as an Incentive Stock Option, the Option is intended to qualify as an incentive stock option as defined in Section 422 of the Code; provided, however, that to the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including the Option, are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code) exceeds $100,000, such options shall be treated as not qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

2. Exercise of Option. The Option is exercisable as follows:

    (a) Right to Exercise.

        (i) The Option shall be exercisable according to the vesting schedule set forth in the Notice of Grant. For purposes of this Stock Option Agreement, Shares subject to the Option shall vest based on Optionee’s continued status as a Service Provider.

        (ii) The Option may not be exercised for a fraction of a Share.

        (iii) In the event of Optionee’s death, disability or other termination of the Optionee’s status as a Service Provider, the exercisability of the Option is governed by Sections 7, 8, 9 and 10 below.

        (iv) In no event may the Option be exercised after the date of expiration of the term of the Option as set forth in the Notice of Grant.

    (b) Accelerated Vesting. Notwithstanding the foregoing, in the event of an Acquisition, the Option shall, immediately prior thereto, become fully vested and exercisable as to all Shares subject thereto, provided that the Option has not yet expired.

    (c) Method of Exercise. The Option shall be exercisable by written notice in a form prescribed by the Company. The notice must state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. The notice must be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The notice must be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price and payment of any applicable withholding tax.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee (a) cash, (b) check, (c) with the consent of the Administrator, (a) a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator, and structured to comply with Applicable Laws, (2) Shares owned by the Optionee or issuable upon exercise of the Option, in each case having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, (3) property of any kind which constitutes good and valuable consideration, (4) delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (5) any combination of the foregoing methods of payment.

4. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5. Termination of Relationship. If Optionee ceases to be a Service Provider (other than by reason of a termination by the Company for Cause or the Optionee’s death or the total and permanent disability of the Optionee as defined in Code Section 22(e)(3)), the Option, to the extent vested as of the date on which Optionee ceases to be a Service Provider, shall remain exercisable during the Termination Period set forth in the Notice of Grant. To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

6. Termination for Cause. If Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate upon the date of Optionee’s termination, regardless of whether the Option is then vested and/or exercisable with respect to any Shares.

7. Disability of Optionee. If Optionee ceases to be a Service Provider as a result of his or her total and permanent disability as defined in Code Section 22(e)(3), the Option, to the extent vested as of the date on which Optionee ceases to be a Service Provider, shall remain exercisable for twelve (12) months from such date (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant). To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

8. Death of Optionee. If Optionee ceases to be a Service Provider as a result of the Optionee’s death, the Option, to the extent vested as of the date of death, shall remain exercisable for twelve (12) months following the date of death (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested as of the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.

9. Non-Transferability of Option. The Option may not be transferred in any manner except by will or by the laws of descent or distribution . It may be exercised during the lifetime of Optionee only by Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. The Option may be exercised only within the term set forth in the Notice of Grant.

11. No Right to Employment. Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employ of, or as a Consultant for, the Company or any Parent or Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company or any Parent or Subsidiary, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written employment agreement between the Optionee and the Company or any Parent or Subsidiary.

12. Miscellaneous.

(a) Governing Law; Severability. The laws of the State of California shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

(b) Conformity to Securities Laws. Optionee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(c) Amendments, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Option in any material way without the prior written consent of Optionee.

(d) Notification of Disposition. If this Option is designated as an Incentive Stock Option, Optionee shall give prompt notice to the Company of any disposition or other transfer of any Shares acquired under this Agreement if such disposition or transfer is made (a) within two years after the Grant Date or (b) within one year after the transfer of such Shares to Optionee upon exercise of the Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

(e) Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Optionee is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

(f) Section 409A. Notwithstanding any other provision of the Plan or this Agreement, the Plan, the Notice of Grant and this Agreement shall be interpreted in accordance with, and incorporate the terms and conditions required by, Section 409A of the U.S. Internal Revenue Code of 1986, as amended (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). The Committee may, in its discretion, adopt such amendments to the Plan, the Notice of Grant or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate to comply with ,or exempt the Option from, the requirements of Section 409A.

[SIGNATURE PAGE FOLLOWS]

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

GUIDANCE SOFTWARE, INC.

By:

Name:

Title:

Date:

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT, DIRECTORSHIP OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2004 EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT, DIRECTORSHIP OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT, DIRECTORSHIP OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee hereby accepts the Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and the Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or the Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:
[Optionee]

Residence Address:

B-1